SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) May 18, 2005

ZAP

(Exact name of Registrant as specified in its charter)

California	0-303000	94-3210624
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Fourth Street
Santa Rosa, CA, 95401
(Address of principal executive offices)

(707) 525-8658
Registrant's telephone number, including area code

____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Appointment of a Director.

On May 9, 2005, ZAP appointed Gerald Gallagher to the Board of Directors. Mr. Gallagher also been appointed as a member of the Audit Committee of the Board of Directors.

ITEM 9.01    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No. Description

99.1	Press Release dated May 17, 2005 ZAP Appoints Gerald Gallagher to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZAP

May 18, 2005	By:	/s/ Steven M. Schneider
Steven M. Schneider, Chief Executive Officer